UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2013

HARLAND CLARKE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-133253	84-1696500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas		78249
(Address of principal executive offices)		(Zip code)
(210) 697-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On July 23, 2013, Harland Clarke Holdings Corp. (the "Company"), an indirect, wholly owned subsidiary of MacAndrews & Forbes Holdings Inc., entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Davis + Henderson Corporation ("D+H"), Spoke Acquisition, Inc. ("Acquirer I"), D+H Ltd. ("Acquirer II", collectively with Acquirer I, the "Buyer"), and MacAndrews & Forbes Holdings Inc. ("MFH"). Pursuant to the terms of the Stock Purchase Agreement, the Buyer agreed to acquire all of the outstanding shares of capital stock of each of Harland Financial Solutions, Inc., Harland Financial Solutions Worldwide Limited and Harland Israel Ltd. (collectively, "HFS") from the Company (the "Transaction") for a purchase price of US$1.2 billion, which amount is subject to both a pre-closing and post-closing adjustment for working capital in accordance with the terms and conditions of the Stock Purchase Agreement. HFS is a leading United States-based provider of comprehensive software solutions and services to financial institutions, including commercial banks and credit unions (the "HFS Business").

The Transaction is subject to customary closing conditions, including the absence of a legal impediment to the Transaction and the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Condition"). The obligations of the Company and Buyer to close the Transaction are also subject to, among others, (a) the accuracy of representations and warranties of the other party as set forth in the Stock Purchase Agreement (in each case subject to material adverse effect qualifications), (b) the other party having performed in all material respects its obligations under the Stock Purchase Agreement and (c) in the case of the Buyer's obligations to close, HFS not having suffered a material adverse effect and all third party debt of HFS having been released. The Transaction is not subject to a financing condition.

The Stock Purchase Agreement includes representations and warranties customary for an arm's length acquisition agreement. The Stock Purchase Agreement contains customary covenants of the Company and the Buyer, including with respect to the conduct of the HFS Business during the interim period between the execution of the Stock Purchase Agreement and the earlier to occur of the closing of the Transaction and the termination of the Stock Purchase Agreement.

The Stock Purchase Agreement may be terminated at any time prior to the Closing: (a) by mutual written consent of the parties; (b) by either of the parties, if any governmental authority has issued a final and non-appealable order, decree or ruling prohibiting the Transaction; (c) by the Company, if there has been a breach by the Buyer of any representation or warranty or any covenant or agreement contained in the Stock Purchase Agreement that would result in a failure of a closing condition and which breach cannot be cured or has not been cured (to the extent necessary to avoid a failure of such condition) within fifteen (15) days after the giving of written notice to the Buyer; (d) by the Buyer, if there has been a breach by the Company of any representation or warranty or any covenant or agreement contained in the Stock Purchase Agreement that would result in a failure of a closing condition and which breach cannot be cured or has not been cured (to the extent necessary to avoid a failure of such condition) within fifteen (15) days after the giving of written notice to the Company; or (e) by either the Company or the Buyer, if the Closing does not occur by the close of business on September 30, 2013, which date may be extended by either such party to February 28, 2014 if the HSR Condition remains unsatisfied as of three business days prior to September 30, 2013.

The Stock Purchase Agreement contains customary indemnification obligations of each party with respect to breaches of their respective representations, warranties, covenants and obligations, and certain other designated matters. D+H agreed to guarantee the performance of the Buyer, and guaranteed that the Buyer will fully, completely and timely pay and perform all its obligations and assume all its liabilities under the Stock Purchase Agreement.

The Stock Purchase Agreement provides that, at the Closing, the Company, the Buyer and D+H will enter into an ancillary agreement providing for certain transitional services to the Buyer following the Closing on terms customary for a transaction of this type.

The representations and warranties set forth in the Stock Purchase Agreement have been made only for the purposes of such agreement and were solely for the benefit of the parties to the Stock Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, may have been made for the purposes of allocating contractual risk between the parties to the Stock Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Stock Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Stock Purchase Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses, and should be read in conjunction with the disclosures in the Company's periodic reports and other filings with the Securities and Exchange Commission.

The Transaction is a taxable transaction. Under the terms of the Company’s debt agreements, the Company may utilize the net proceeds from any asset sale to acquire additional assets, or to prepay secured debt within certain specified deadlines. The Company is required to use any net proceeds remaining after such deadlines to make an offer to prepay the Company’s debt. In accordance with these debt agreement provisions, the Company is currently actively exploring potential reinvestment opportunities with the net after-tax proceeds of the Transaction.

A copy of the Stock Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement.

Item 7.01 Regulation FD Disclosure
On July 24, 2013, D+H provided certain financial information it obtained from the Company regarding HFS, including (i) HFS' audited combined financial statements for the year ended December 31, 2012 and (ii) HFS' unaudited combined financial statements for (x) the year ended December 31, 2011 and (y) the three months ended March 31, 2013 and March 31, 2012 (collectively, the "Financial Statements"), in a prospectus provided to certain prospective investors of D+H in connection with its financing in respect of the Transaction.

The information contained in this Item 7.01, including the information set forth in the Financial Statements filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 8.01 Other Events
A press release announcing entry into the Stock Purchase Agreement was issued by the Company on July 23, 2013, a copy of which is included as Exhibit 99.2 hereto and hereby incorporated by reference.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements. These statements are subject to a number of risks and uncertainties, many of which are beyond the Company's control. Therefore, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statements. In particular, the Transaction is subject to certain risks and uncertainties, including the ability to obtain all required regulatory approvals, as well as risks relating to any unforeseen liabilities, losses or declines in economic performance. In addition, the Company is currently determining the amount of tax that will be payable as a result of the Transaction, and such tax payments may be substantial. More detailed information about factors that may affect our performance may be found in the Company's filings with the Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K, which can be obtained at its website at http://www.sec.gov. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 2.1
Stock Purchase Agreement by and among Harland Clarke Holdings Corp., MacAndrews & Forbes Holdings Inc., Davis + Henderson Corporation, Spoke Acquisition, Inc. and D+H Ltd., dated July 23, 2013. (Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Stock Purchase Agreement.)

Exhibit 99.1
HFS' audited combined financial statements for the year ended December 31, 2012 and HFS' unaudited combined financial statements for (x) the year ended December 31, 2011 and (y) the three months ended March 31, 2013 and March 31, 2012.

Exhibit 99.2	Press release of Harland Clarke Holdings Corp., dated July 23, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.

Date:	July 24, 2013	By:	/s/ Martin Wexler
Martin Wexler Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1
Stock Purchase Agreement by and among Harland Clarke Holdings Corp., MacAndrews & Forbes Holdings Inc., Davis + Henderson Corporation, Spoke Acquisition, Inc. and D+H Ltd., dated July 23, 2013. (Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Stock Purchase Agreement.)

99.1
HFS' audited combined financial statements for the year ended December 31, 2012 and HFS' unaudited combined financial statements for (x) the year ended December 31, 2011 and (y) the three months ended March 31, 2013 and March 31, 2012.

99.2	Press release of Harland Clarke Holdings Corp., dated July 23, 2013.